Summary Prospectus Supplement	August 30, 2021

Putnam VT George Putnam Balanced Fund
Summary Prospectus dated April 30, 2021

Effective August 31, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Paul Scanlon, Co-Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2016

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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